UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2014

VANTAGESOUTH BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36009	45-2915089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Glenwood Avenue, Suite 300 Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (919) 659-9000
___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ x ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 23, 2014, VantageSouth Bancshares, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter of 2014. A copy of the press release is attached hereto as Exhibit 99.1, and a copy of the related investor presentation is attached hereto as exhibit 99.2.

The Company will host a conference call on April 23, 2014 at 10:00 a.m. Eastern Time. Investors can access the call by dialing (800) 734-8592 and requesting the VantageSouth Bancshares First Quarter 2014 Earnings Call. A webcast of the conference call will be available online at www.vantagesouth.com by following the links to Investor Relations, Investor News & Events, Presentations. A replay of the call will be available through May 30, 2014, by dialing (800) 633-8284 or (402) 977-9140 and entering reservation number 21714585.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
Exhibit 99.1	Press release dated April 23, 2014
Exhibit 99.2	Presentation for Conference Call on April 23, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VantageSouth Bancshares, Inc.
(Registrant)

April 23, 2014	/s/ Terry S. Earley
(Date)	Terry S. Earley
Executive Vice President and Chief Financial Officer